UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2015

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 13, 2015, The Mosaic Company ("Mosaic") entered into an amendment to the senior management severance and change in control agreement ("Severance Agreement") previously entered into with James ("Joc") C. O'Rourke, following Mr. O'Rourke's election to serve as Mosaic's President and Chief Executive Officer ("CEO") effective August 5, 2015. In connection with this amendment, Mosaic also entered into amendments (together with the amendment to Mr. O'Rourke's Severance Agreement, the "Amendments") to the Severance Agreements of each of Mosaic's other executive officers, including each currently employed named executive officer for whom disclosure was required in Mosaic's proxy statement dated April 1, 2015 for its 2015 annual meeting of stockholders (the "Proxy Statement"). The original Severance Agreements set forth the terms and conditions upon which Mosaic's executive officers would be entitled to receive certain benefits upon termination of employment and are described in the Proxy Statement.

The Amendments modify the multipliers used to determine the amount of certain severance benefits the executive officers would be entitled to receive upon termination of employment as follows:

(1)
In the event of termination by Mosaic without cause or by the executive officer for good reason, each executive officer would be entitled to benefits including an amount equal to 1.5 times (increased from 1.0 times) the executive officer’s annual base salary and prior fiscal year target bonus percent under Mosaic's Management Incentive Plan (or such greater percent as may be designated by the Compensation Committee of Mosaic's Board of Directors) multiplied by the executive officer’s base salary.

(2)
In the event of a qualified change-in-control termination (as that term is described in the Proxy Statement), Mosaic's CEO would be entitled to benefits including an amount equal to 2.5 times (increased from 2.0 times) his annual base salary and prior fiscal year target bonus percent under Mosaic' Management Incentive Plan (or such greater percent as may be designated by the Compensation Committee) multiplied by annual base salary. The multiplier for each other executive officer (other than Mosaic's prior CEO) remains at 2.0 times, and the multiplier for Mosaic's prior CEO was changed from 3.0 to 2.0 times, consistent with the remaining non-CEO executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: August 18, 2015	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary